EXHIBIT 99.1
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SLIDE SHOW PRESENTATION



JONES LANG LASALLE - SLIDE - 1:




                          JONES LANG LASALLE

                              MARCH 2002




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - SLIDE - 2:




                              OUR MISSION


     "TO DELIVER EXCEPTIONAL STRATEGIC, FULLY INTEGRATED SERVICES

                                  AND

       SOLUTIONS FOR REAL ESTATE OWNERS, OCCUPIERS AND INVESTORS

                              WORLD WIDE"






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JONES LANG LASALLE - SLIDE - 3:




                           TABLE OF CONTENTS



                      .     COMPANY OVERVIEW


                      .     2001 FINANCIAL SUMMARY


                      .     2002 OPERATING PLAN






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JONES LANG LASALLE - SLIDE - 4:




                      .     COMPANY OVERVIEW






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JONES LANG LASALLE - SLIDE - 5:




                      BUILDING A GLOBAL PLATFORM



YEAR       EVENT                       RELEVANT CONSEQUENCE
----       -----                       --------------------

1783       Jones Lang Wootton founded  Partnership ultimately operating in Europe and Asia Pacific

1968       LaSalle Partners founded    Partnership operating primarily
                                       in the Americas

1997       LaSalle Partners initial    Currency created for geographic
           public offering             and product expansion

1998       LaSalle Partners acquires   LaSalle Partners becomes
           Compass Management &        largest property manager
           Leasing                     in U.S.

1999       LaSalle Partners and        Integrated Global Platform
           Jones Lang Wootton          (NYSE ticker "JLL")
           merge creating Jones
           Lang LaSalle






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JONES LANG LASALLE - SLIDE - 6:



                         CLIENT SERVICE MODEL


     "Our mission is to deliver exceptional strategic, fully integrated global services and solutions for real estate owners, occupiers and investors."


[ Graphic indicating ]


                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income Growth &
                                                     Opportunistic
                                                     Programs







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JONES LANG LASALLE - SLIDE - 7:



                      DIVERSIFIED REVENUE SOURCES


[ Graphic  / Pie Charts indicating ]


                                 2001
                         BUSINESS UNIT SPREAD
                         --------------------

                     IMPLEMENTATION SERVICES = 54%


                      Capital Markets -- 18%
                      Agency Leasing -- 18%
                      Tenant Representation -- 10%
                      Investment Management -- 11%
                      Project Management -- 11%
                      Property Management (Corporates) -- 5%
                      Property Management (Investors) -- 19%
                      Valuations & Consulting -- 8%


                MANAGEMENT AND ADVISORY SERVICES = 46%





                                 2001
                           GEOGRAPHIC SPREAD
                           -----------------

                            Americas -- 42%
                            Europe -- 43%
                            Asia Pacific -- 15%






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JONES LANG LASALLE - SLIDE - 8:



                              OUR VISION



     .     BE CLIENTS' TRUSTED ADVISOR AND PREFERRED BUSINESS PARTNER

           -     50% of top 100 clients take a minimum of 2 services

           -     Deliver a recognized and differentiated brand



     .     ATTRACT, DEVELOP AND RETAIN THE BEST PEOPLE

           -     Achieve 90% recommendation rate from current employees



     .     DELIVER CONSISTENTLY SUCCESSFUL FINANCIAL PERFORMANCE

           -     15% earnings growth

           -     Strong balance sheet - 25% debt to total capitalization

           -     Improve margins year over year

           -     ROE 15+%






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JONES LANG LASALLE - SLIDE - 9:



                        SHAREHOLDER STRATEGIES



     .     SUSTAINABLE PROFITABLE GROWTH

           -     Expand strategic alliance relationships

           -     Cross-sell new services

           - Expand Capital Markets and Investment Management expertise to all regions

           -     Priorities pursuit of new clients



     .     OPERATING EFFICIENCY

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology improving client service, reducing operating costs, and increasing process efficiency

           -     Total Performance Management (TPM)






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JONES LANG LASALLE - SLIDE - 10:



                      DRIVING 15% EARNINGS GROWTH


-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Continue client
                                                  relationship focus
                    . Integrated marketing
                                                . Explicit cross-selling
                                                  objectives


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JONES LANG LASALLE - SLIDE - 11:



                  BROAD RANGE OF INTEGRATED SERVICES

                           Services Overview



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       530 million      . Annuity type      - Agency Leasing
Management     sq ft              management fees
(Investors)                       paid monthly      - Project &
                                  or quarterly        Development
                                                      Management

                                                    - Investment
                                                      Management


-------------------------------------------------------------------------


Property       195 million      . Annuity type      - Project &
Management     sq ft              management fees     Development
(Corporate)                       paid quarterly      Management
               (2000 Combined
               Property Manage-                     - Tenant
               ment = 700                             Representation
               million sq ft)


-------------------------------------------------------------------------


Project &      $2.3 billion of  . Strategic         - Property
Development    construction       Alliances           Management
Management     costs                                  (Investors)
               (2000: $1.9      . Percentage of
               billion)           construction      - Property
                                  costs               Management
                                                      (Corporates)

                                                    - Tenant
                                                      Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - SLIDE - 12:



                  BROAD RANGE OF INTEGRATED SERVICES

                           Services Overview



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         3,300 trans-     . 80% "recurring"   - Project &
Representation actions            income from         Development
               33 million sq ft   Strategic           Management
               (2000: 2,800       Alliances
               transactions and                     - Property
               34 million sq ft)                      Management
                                                      (Corporates)


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Agency         9,100 trans-     . Recurring income  - Project
Leasing        actions            sourced from        Management
               82 million sq ft   Property Manage-    (Investors)
               (2000: 12,300      ment and
               transactions and   Investment        - Investment
               121 million sq ft)  Management         Management


-------------------------------------------------------------------------


Capital        1,300 trans-     . One-time trans-   - Investment
Markets        actions            fees, but repeat    Management
               $19 billion of     client business
               value (2000:                         - Property
               1,700 transactions                     Management
               and $20 billion
               of value)                            - Tenant
                                                      Representation


-------------------------------------------------------------------------


Valuation &    29,400 valua-    . Regular repeat    - Property
Consulting     tions              valuation fees      Management
               (2000: 29,000)     tied to asset       (Corporates)
                                  value
                                                    - Capital Markets
                                . Consulting
                                  fixed fee or      - Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - SLIDE - 13:



                  BROAD RANGE OF INTEGRATED SERVICES

                         Investment Management



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         $17.8 billion    . Contractual base  - Capital Markets
Investments    of assets under    fees (% of assets)
               management                           - Property
               (2000: $18.0     . Acquisition fees    Management
               billion)                               (Investors)
                                . Performance fees
                                                    - Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    - Agency Leasing


-------------------------------------------------------------------------

Indirect       $4.4 billion     . Contractual base  - N/A
Investments    of assets under    fees (% of assets)
               management
               (2000: $4.5      . Performance fees
               billion)


-------------------------------------------------------------------------






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JONES LANG LASALLE - SLIDE - 14:




                       .  2001 FINANCIAL SUMMARY






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JONES LANG LASALLE - SLIDE - 15:




          ADJUSTED NET INCOME MAINTAINED IN TOUGH ENVIRONMENT


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                 2001 (1)      2000 (2)   Prior Year
                                 --------      --------   ----------

  Revenue                          $ 882         $ 923        (4.4%)

  Operating Expenses                 792           831        (5.0%)

  ADJUSTED OPERATING INCOME           90            92        (2.2%)

  Interest Expense                    20            27       (25.9%)

  Income Taxes                        29            25        16.0%

  ADJUSTED NET INCOME              $  41         $  40         --

  ADJUSTED EPS                     $1.31         $1.31         --


  Adjusted EBITDA                  $ 137         $ 135         1.5%


Notes:

     (1)   Adjusted to exclude non-operating charges

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.






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JONES LANG LASALLE - SLIDE - 16:




                     FOCUSED ON MARGIN IMPROVEMENT


$MM

                           EBITDA                  EBITDA Margin
                   ----------------------     ----------------------
Reporting Segments  2001 (1)     2000 (2)      2001 (1)     2000 (2)
------------------  --------     --------      --------     --------

OOS - Americas         $ 52         $ 48         16.8%        14.9%

OOS - Europe             53           53         15.4%        14.8%

OOS - Asia Pacific        7            6          5.1%         4.7%
                       ----         ----         -----        -----

    OOS - Total         112          107         14.3%        13.2%

Investment Management    25           28         26.3%        25.7%
                       ----         ----         -----        -----

TOTAL FIRM             $137         $135         15.6%        14.6%
                       ====         ====         =====        =====


Notes:

     (1)   Adjusted to exclude non-operating charges.

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.






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JONES LANG LASALLE - SLIDE - 17:



                       AGGRESSIVE DEBT REPAYMENT


$MM

                                 12/31/01      12/31/00     12/31/99
                                 --------      --------     --------

  Short-term Borrowings             $ 15          $  9      $162 (1)

  Long-term Debt:

    Credit Facilities                 60            86       160

    Senior Notes (2)                 147           155       --
                                    ----          ----      ----

  TOTAL FUNDED DEBT                  222           250       322

  Minority Interest                    1             1         1

  Book Equity                        314           332       324
                                    ----          ----      ----

        Total Capitalization        $537          $583      $647
                                    ====          ====      ====

-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Bal
-----------------------------



(1)  Term debt facility with maturity of less than one-year
(2)  EUR 165 million





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JONES LANG LASALLE - SLIDE - 18:




                        .  2002 OPERATING PLAN







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JONES LANG LASALLE - SLIDE - 19:



                           2002 PLAN SUMMARY



     .     Assumes continued economic softness - flat revenue assumption


     .     EBITDA up to approximately $150 million


     .     Pay down debt by $20 million


     .     EPS guidance of $1.65 to $1.70

           -     7% - 10% core EPS growth year on year

           -     26% overall EPS growth (including impact of SFAS 142)






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JONES LANG LASALLE - SLIDE - 20:



     "TO DELIVER EXCEPTIONAL STRATEGIC, FULLY INTEGRATED SERVICES
     AND SOLUTIONS FOR REAL ESTATE OWNERS, OCCUPIERS AND INVESTORS
                              WORLDWIDE"



           .     #1 GLOBAL PLATFORM

                 -    100 Markets on 5 Continents

                 -    7,000 Real Estate Professional

                 -    Technology Leader



           .     #1 PROPERTY MANGER IN THE WORLD

                 -    725MM Square Feet Under Management



           .     #3 REAL ESTATE INVESTMENT ADVISOR IN THE WORLD

                 -    $22.2B Under Management



           .     #1 Real Estate Research Firm in the World

                 -    160 Dedicated Professionals






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JONES LANG LASALLE - SLIDE - 21:



                          JONES LANG LASALLE




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information.